UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2005

SOUTHERN MISSOURI BANCORP, INC. (Exact name of Registrant as specified in its Charter)
Missouri (State or other jurisdiction of incorporation)	000-23406 (Commission File No.)	43-1665523 (IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri (Address of principal executive offices)		63901 (Zip Code)

Registrant's telephone number, including area code:	(573) 778-1800

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         On September 9, 2005, the Board of Directors of Southern Missouri Bancorp, Inc. (the "Company") approved a revised Code of Conduct and Ethics ("Code"), which applies to all directors, officers and employees of the Company and its subsidiaries. The amendments are mostly technical in nature, clarifying certain provisions and eliminating several redundancies. The revised Code also contains several modifications to the Company's insider trading policy. A copy of the revised Code is attached as Exhibit 14.

Item 9.01 Financial Statements and Exhibits

         (c)  Exhibits

               14  Code of Conduct and Ethics

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: September 15, 2005	By: /s/ Greg A. Steffens Greg A. Steffens, President

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EXHIBIT INDEX

Exhibit No.	Description
14	Code of Conduct and Ethics

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